    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1999
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 16, 1999


                          DIGITAL MICROWAVE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-15895                                  77-0016028
        (Commission File Number)            (I.R.S. Employer Identification No.)


   170 ROSE ORCHARD WAY, SAN JOSE, CA                       95134
(Address of Principal Executive Offices)                 (Zip Code)


                                  408/943-0777
              (Registrant's Telephone Number, Including Area Code)




                                 With a copy to:
                              Bruce Alan Mann, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105
--------------------------------------------------------------------------------


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ITEM 5.       OTHER EVENTS.

         Pursuant to a Registration Statement on Form S-3 (Commission File No. 333-73021) and in connection with the public offering of 3,450,000 shares of the common stock, $0.01 par value per share, of Digital Microwave Corporation (the "Company"), on November 16, 1999, the Company entered into an Underwriting Agreement with CIBC World Markets Corp., a copy of which is attached as Exhibit
1.1 to this Current Report on Form 8-K. The Company issued a press release on November 16, 1999 with respect to the public offering, which is hereby incorporated by reference and a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


            (a) Financial Statements of Businesses Acquired.
                None.

            (b) Pro Forma Financial Information.
                None.

            (c) Exhibits.

                1.1 Underwriting Agreement between the Company and CIBC World Markets Corp. dated November 16, 1999.
               99.1      Press Release issued by the Company on November 16,
                         1999.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITAL MICROWAVE CORPORATION



Date:    November 17, 1999           By:   /s/ CARL A. THOMSEN
                                          -----------------------------
                                          Carl A. Thomsen
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary


                                      2



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                                INDEX OF EXHIBITS


Exhibit  No.     Description
------------     -----------
 1.1             Underwriting Agreement between the Company and CIBC World
                 Markets Corp. dated November 16, 1999.
99.1             Press Release issued by the Company on November 16, 1999.




















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